Exhibit 99.1

Investor Relations Contact: James Carbonara Hayden IR (646)755-7412 james@haydenir.com or ir@augme.com	Public Relations Contact: Adam Curtis Abel Communications (410) 843-3822 adam@abelcommunications.com

AUGME ANNOUNCES RESULTS OF 2013 ANNUAL SHAREHOLDERS MEETING

Shareholders Approve Company Name Change To Hipcricket, Inc.

NEW YORK, NY – July 30, 2013 -- Augme® Technologies, Inc. (OTCBB: AUGT) (“Augme”) and its wholly owned subsidiary, Hipcricket®, Inc. (“Hipcricket”) (collectively “the Company”), a technology leader in mobile marketing and advertising, announced today the results of its Annual Meeting of Stockholders which was held on July 25, 2013.

Shareholders approved the reelection of Director John M. Devlin, Jr. as the sole Class III director, approved an amendment of the Company’s certificate of incorporation to change the parent company name from Augme Technologies, Inc. to Hipcricket, Inc., and ratified the appointment of Moss Adams LLP as the company’s independent auditors for fiscal 2014.

"We are pleased that our shareholders were so receptive to changing the parent company name to Hipcricket, Inc. Hipcricket has strong brand recognition in the mobile advertising and mobile marketing industry and we believe that the name change will have a positive impact on investor and market recognition of our company,” said Ivan Braiker, CEO of Augme.

The Company expects to effect the name change as quickly as possible over the next several weeks. Once the name change becomes effective, the Company will introduce a fresh new look to its website and a new trading symbol will be issued for its common stock.  Additional information about the timing of the name and symbol changes will be announced at a future date.

About Augme Technologies, Inc.

Augme® Technologies, Inc. (OTCBB: AUGT) and its wholly-owned subsidiary Hipcricket, Inc., provide a customer engagement platform that empowers brands, agencies and media properties to engage customers, drive loyalty and increase sales via mobile. The Company's customers connect with consumers across every mobile channel, including SMS, 2D/QR codes, mobile websites, advertising networks, social media and branded apps. The Company's proven technology, strategic and marketing services and experienced account management teams have provided measurable success to a broad range of national and regional brand-name leaders (e.g., MillerCoors, Clear Channel) across an industry-leading 250,000+ campaigns.

Augme is headquartered in Kirkland, WA, with operations in New York City, Atlanta, Dallas, Los Angeles, San Francisco, Chicago, and Miami. For more information visit www.augme.com or www.hipcricket.com.

Augme Technologies™, Hipcricket®, Augme®, AD LIFE®, BOOMBOX®, AD SERVE® and the Augme logo are trademarks of Augme Technologies, Inc. All rights reserved. 2009-13.

Forward-Looking Statements

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected future financial position, results of operations, cash flows, financing plans, business strategy, products and services, competitive position, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. Factors that may cause actual results to differ materially from those in the forward-looking statements include those set forth in our Form 10-K for the year ended February 28, 2013, and more recent reports filed with the SEC, including our Quarterly Report on Form 10-Q for the quarter ended May 31, 2013. Our forward-looking statements speak only as of the date of this release. We undertake no obligation to update or revise such forward-looking statements to reflect new information or future events or developments.

# # #